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              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          SERIES 1995-C
               CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:              $  1,975,138,914.51
Beginning of the Month Finance Charge Receivables:         $     73,145,204.12
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,048,284,118.63


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  1,939,938,678.91
End of the Month Finance Charge Receivables:               $     73,644,396.72
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,013,583,075.63


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,820,000,000.00
End of the Month Transferor Amount                         $    119,938,678.91
End of the Month Transferor Percentage                                    6.18%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES


   30-59 Days Delinquent                                   $     41,693,762.40
   60-89 Days Delinquent                                   $     26,050,622.39
   90+ Days Delinquent                                     $     51,040,510.85


   Total 30+ Days Delinquent                               $    118,784,895.64
   Delinquent Percentage                                                  5.90%

Defaulted Accounts During the Month                        $     18,537,460.01
Annualized Default Percentage                                            11.26%

Principal Collections                                           206,771,320.48
Principal Payment Rate                                                   10.47%

Total Payment Rate                                                       11.71%





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INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 322,000,000.00
   Class B Initial Invested Amount        $  28,000,000.00

INITIAL INVESTED AMOUNT                                    $    350,000,000.00

   Class A Invested Amount                $ 368,000,000.00
   Class B Invested Amount                $  32,000,000.00

INVESTED AMOUNT                                            $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                           20.25%
PRINCIPAL ALLOCATION PERCENTAGE                                          20.25%


MONTHLY SERVICING FEE                                      $        666,666.66

INVESTOR DEFAULT AMOUNT                                    $      3,753,835.63


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              92.00%

   Class A Finance Charge Collections     $   6,622,680.31
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,622,680.31


   Class A Monthly Interest               $   1,874,793.89
   Class A Servicing Fee                  $     613,333.33
   Class A Investor Default Amount        $   3,453,528.80

TOTAL CLASS A EXCESS SPREAD                                $        681,024.29


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.00%

   Class B Finance Charge Collections     $     575,885.27
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        575,885.27


   Class B Monthly Interest               $     166,470.00
   Class B Servicing Fee                  $      53,333.33


TOTAL CLASS B EXCESS SPREAD                                $        356,081.94





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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,037,106.23


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B                        $        300,306.85
   Interest, Servicing Fee and Default
   Amount

   Excess Spread Applied to Reductions of                  $              0.00
   Class B Invested Amount

   Excess Spread Applied to Monthly Cash                   $         26,967.72
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $        709,831.66
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $              0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $              0.00


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1995-C

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Interest, Servicing Fee and Default Amounts

   Excess Finance Charge Collections Applied to            $              0.00
   Reductions of Class B Invested Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account





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   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor


YIELD AND BASE RATE --

   Base Rate (Current Month)                          7.93%
   Base Rate (Prior Month)                            7.93%
   Base Rate (Two Months Ago)                         7.96%

THREE MONTH AVERAGE BASE RATE                                             7.94%

   Portfolio Yield (Current Month)                   10.33%
   Portfolio Yield (Prior Month)                      8.89%
   Portfolio Yield (Two Months Ago)                  13.38%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      10.87%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             92.00%

   Class A Principal Collections          $  38,521,496.98

CLASS B PRINCIPAL PERCENTAGE                                              8.00%

   Class B Principal Collections          $   3,349,695.40

TOTAL PRINCIPAL COLLECTIONS                                $     41,871,192.38

REALLOCATED PRINCIPAL COLLECTIONS                          $
                                                           $              0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DEPOSIT AMOUNT                                  $              0.00


CLASS B SCHEDULED AMORTIZATION --

   Controlled Accumulation Amount         $           0.00
   Deficit Controlled Accumulation Amount             0.00

CONTROLLED DEPOSIT AMOUNT                                  $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     41,871,192.38
SHARING



INVESTOR CHARGE OFFS --



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CLASS A INVESTOR CHARGE OFFS                               $              0.00

CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  52,000,000.00
   Available Cash Collateral Amount       $  52,000,000.00



TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                         Mark A. Holles
                                         Vice President